UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2013

Gepco, Ltd.

(Name of small business issuer specified in its charter)

Nevada	000-53559	80-0214025
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9025Carlton Hills Blvd Ste. B

Santee, CA 92071

(Address of principal executive offices)

909-708-4303

(Registrant’s telephone number)

Wikifamilies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2013, Gepco, Ltd. (the “Company”) filed an amendment to its Articles of Incorporation to, inter alia, change its name to Gepco, Ltd. from Clairnet, Ltd. (Wikifamilies, Inc.) In conjunction with the amendment, the Company filed with FINRA to change its name and ticker symbol.

Effective October 8, 2013, the Company’s common stock, which is currently traded under the ticker symbol “WFAM” on the OTCQB market, will begin trading under the new ticker symbol “GEPC”.

Currently outstanding stock certificates representing shares of the Company’s common stock may continued to be utilized notwithstanding the name and ticker symbol change; however, shareholders who would like to have stock certificates issued in the new Company name may do so by contacting the Company at the above address, attention: Secretary.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit	Description
3.1	Amendment to the Articles of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gepco Ltd.

Dated: October 7, 2013	By:	/s/ Trisha Malone
Chief Executive Officer